UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona		85255
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 888-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, P.F. Chang’s China Bistro, Inc. (the “Company”) and Lane Cardwell have mutually agreed that Mr. Cardwell would step down from his role as President of the P.F. Chang’s China Bistro concept, effective May 17, 2012.

On May 23, 2012, Mr. Cardwell’s employment agreement was amended by mutual agreement to provide for continuation of his employment in an executive capacity reporting to Richard L. Federico, the Company’s Chief Executive Officer and Chairman of the Board, through May 17, 2013. Mr. Cardwell will continue to serve as a member of the Board of Directors. Mr. Cardwell will receive a base salary of $350,000 for the term and reimbursement for up to $50,000 in relocation expenses incurred in calendar year 2012. Mr. Cardwell is no longer entitled to receive future base salary increases or participate in any short-term, annual or long-term incentive compensation plans or programs. In addition, Mr. Cardwell has waived his rights under all of his 2012 equity awards. In consideration, the Company has waived Mr. Cardwell’s non-competition covenant and reduced the period during which he is prohibited from soliciting customers, prospective customers, or employees of the Company to one year following the date he ceases to render services to the Company. Mr. Cardwell’s amended employment agreement provides that if he is terminated by the Company without Cause (as defined in such amended employment agreement), he is entitled to continued payment of his base salary through May 17, 2013, payment of the Company’s share of the premiums required to continue Mr. Cardwell’s group health insurance coverage through May 17, 2013 under the applicable provisions of COBRA, subject to certain exceptions, reimbursement for eligible relocation expenses incurred in calendar year 2012 up to a maximum of $50,000 minus the amount of any prior relocation related reimbursements, subject to certain exceptions. Payment of the foregoing severance benefits is subject to his execution, delivery to the Company and his non-revocation of a general release of claims in a form attached to his amended employment agreement.

The foregoing description is qualified in its entirety by reference to the amended employment agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01.	Other Events

The information included in Item 5.02 is incorporated by reference herein.

Forward Looking Statements

This document may contain “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the Company and members of its senior management team. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the completion of the tender offer and the completion and timing of the merger; uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities. In addition, the Company’s actual performance and financial results may differ materially from those currently anticipated due to a number of risk and uncertainties, including, but not limited to, failure of the Company’s existing or new restaurants to achieve expected results; damage to the Company’s brands or reputation; inability to successfully expand the Company’s operations; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming the Company’s products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of the Company’s business; adverse impact if information technology and computer systems do not perform properly. More detailed information about the Company and the risk factors that may affect the realization of any forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as the tender offer documents filed by Wok Acquisition Corp. (“Purchaser”) and certain of its affiliates and the solicitation/recommendation statement filed by the Company. All of the materials related to the offer (and all other offer documents filed with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

This document is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock has been made pursuant to a tender offer statement on Schedule TO, containing an Offer to Purchase and related tender offer documents, filed by Purchaser and certain of its affiliates with the SEC on May 15, 2012. The Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer with the SEC on May 15, 2012. These documents, as amended from time to time, contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. The tender offer materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the SEC) may be obtained at no charge by directing a request by mail to Georgeson Inc., at 199 Water Street, 26th Floor, New York, NY 10038-3560, or by calling toll-free at (866) 300-8594.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, the Company has filed a proxy statement with the SEC. Additionally, the Company has and will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of an Agreement and Plan of Merger, dated as of May 1, 2012, by and among the Company, Wok Parent LLC, a Delaware limited liability company (“Parent”), and Purchaser, a Delaware corporation and an indirect wholly-owned subsidiary of Parent. The materials filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After the Company’s filing thereof, investors and stockholders will also be able to obtain free copies of the proxy statement from the Company by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

The Company and its respective directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2012 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended January 1, 2012, and the proxy statement and other relevant materials which have been filed with the SEC in connection with the transaction. Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, are set forth in the proxy statement relating to the transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment and Waiver to the Executive Employment Agreement dated as of April 20, 2011 by and between P.F. Chang’s China Bistro, Inc. and Lane Cardwell dated as of May 23, 2012 and effective as of May 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2012	P.F. Chang’s China Bistro, Inc.

/s/ Richard L. Federico
Richard L. Federico
Chief Executive Officer

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